Consolidated Statement of Other Comprehensive Income (loss) - PEN (S/) S/ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Consolidated Statement of Other Comprehensive Income (loss) [Absract]
Profit for the year	S/ 168,900	S/ 176,828	S/ 153,170
Other comprehensive income (loss) that will not be reclassified to profit or loss in subsequent years:
Change in fair value of financial instruments designated at fair value through other comprehensive loss	(25)	(565)	(1,995)
Deferred income tax	7	167	589
Other comprehensive income (loss) to be reclassified to profit or loss in subsequent years:
Net gain on cash flows hedges	2,154	3,838	20,836
Deferred income tax	(634)	(1,133)	(6,146)
Other comprehensive income (loss) for the year, net of income tax	1,502	2,307	13,284
Total other comprehensive income for the year, net of income tax	S/ 170,402	S/ 179,135	S/ 166,454